Exhibit 99.1

Acquisition of Villages Bancorporation, Inc. May 29, 2025 2025

2 Cautionary Notice Regarding Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning, and protections, of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in Seacoast Banking Corporation of Florida’s (the “Company” ) markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, including Heartland Bancshares, Inc . (“Heartland”) and Villages Bancorporation, Inc . (“VBI”) , as well as statements with respect to the Company' s objectives, strategic plans, expectations and intentions and other statements that are not historical facts . Actual results may differ from those set forth in the forward - looking statements . Forward - looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of the Company or Seacoast National Bank to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements . You should not expect the Company to update any forward - looking statements . All statements other than statements of historical fact could be forward - looking statements . You can identify these forward - looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future . These forward - looking statements may not be realized due to a variety of factors, including, without limitation : the impact of current or future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within the Company ’s primary market areas, including the effects of inflationary pressures, changes in interest rates, slowdowns in economic growth, and the potential for high unemployment rates, as well as the financial stress on borrowers and changes to customer and client behavior and credit risk as a result of the foregoing ; potential impacts of adverse developments in the banking industry including those highlighted by high - profile bank failures, and resulting impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto (including increases in the cost of our deposit insurance assessments), the Company's ability to effectively manage its liquidity risk and any growth plans, and the availability of capital and funding ; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes including overdraft and late fee caps (if implemented), and including those that impact the money supply and inflation ; the risks of changes in interest rates on the level and composition of deposits , loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities ; interest rate risk s, sensitivities and the shape of the yield curve ; changes in accounting policies, rules and practices ; changes in retail distribution strategies, customer preferences and behavior generally and as a result of economic factors, including heightened or persistent inflation ; changes in the availability and cost of credit and capital in the financial markets ; changes in the prices, values and sales volumes of residential and commercial real estate, especially as they relate to the value of collateral supporting the Company’s loans ; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida ; the Company ’s ability to comply with any regulatory requirements and t he risk that the regulatory environment may not be conducive to or may prohibit or delay the consummation of future mergers and/or business combinations, may increase the length of time and amount of resources required to consummate such transactions, and may reduce the anticipated benefit ; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions ; the impact on the valuation of the Company’s investments due to market volatility or counterparty payment risk, as well as the effect of a decline in stock market prices on our fee income from our wealth management business ; statutory and regulatory dividend restrictions ; increases in regulatory capital requirements for banking organizations generally ; the risks of mergers, acquisitions and divestitures, including the Company’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues, revenue synergies and expense savings ; changes in technology or products that may be more difficult, costly, or less effective than anticipated ; the Company’s ability to identify and address increased cybersecurity risks, including those impacting vendors and other third parties which may be exacerbated by developments in generative artificial intelligence ; fraud or misconduct by internal or external parties, which the Company may not be able to prevent, detect or mitigate ; inability of the Company’s risk management framework to manage risks associated with the Company’s business ; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms ; reduction in or the termination of the Company’s ability to use the online - or mobile - based platform that is critical to the Company’s business growth strategy ; the effects of war or other conflicts, acts of terrorism, natural disasters, including hurricanes in the Company’s footprint, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions and/or increase costs, including, but not limited to, property and casualty and other insurance costs ; the Company’s ability to maintain adequate internal controls over financial reporting ; potential claims, damages, penalties, fines, costs and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions ; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated, the results of tax audit findings, challenges to our tax positions, or adverse changes or interpretations of tax laws ; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non - bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions ; the failure of assumptions underlying the establishment of reserves for expected credit losses ; a deterioration of the credit rating for U . S . long - term sovereign debt, actions that the U . S . government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the federal budget and economic policy, including the impact of tariffs and trade policies ; the risk that balance sheet, revenue growth, and loan growth expectations may differ from actual results ; and other factors and risks described and in any of the Company's subsequent reports filed with the SEC and available on its website at www . sec . gov . The risks relating to the proposed Heartland and VBI mergers include, without limitation, failure to obtain the approval of shareholders of Heartland and VBI in connection with the mergers ; the timing to consummate the proposed mergers ; the risk that a condition to the closing of the proposed mergers may not be satisfied ; the risk that a regulatory approval that may be required for the proposed VBI merger is not obtained or is obtained subject to conditions that are not anticipated ; the parties' ability to achieve the synergies and value creation contemplated by the proposed mergers ; the parties' ability to promptly and effectively integrate the businesses of the Company, Heartland and VBI, including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses ; the diversion of management time on issues related to the mergers ; the failure to consummate or any delay in consummating either merger for other reasons ; changes in laws or regulations ; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees ; increased competitive pressures and solicitations of customers and employees by competitors ; the difficulties and risks inherent with entering new markets . All written or oral forward - looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10 - K for the year ended December 31 , 2024 under “Special Cautionary Notice Regarding Forward - Looking Statements” and “Risk Factors”, and otherwise in the Company’s SEC reports and filings . Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www . sec . gov . ACQUISITION OF VILLAGES BANCORPORATION, INC.

3 Important Information For Investors And Shareholders Seacoast will file with the SEC a registration statement on Form S - 4 containing a proxy statement of VBI and a prospectus of Seacoast, and Seacoast will file other documents with respect to the proposed transaction . A definitive proxy statement/prospectus will be mailed to shareholders of VBI . Investors and shareholders of Seacoast and VBI are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information . Seacoast has filed with the SEC a registration statement on Form S - 4 containing a proxy statement of Heartland and a prospectus of Seacoast, and Seacoast will file other documents with respect to the proposed transaction . A definitive proxy statement/prospectus was mailed to shareholders of Heartland . Investors and shareholders of Seacoast and Heartland are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information . Investors and shareholders will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at https : //www . sec . gov . Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast’s internet website or by contacting Seacoast . Heartland and VBI and each company’s respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed merger . Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available . ACQUISITION OF VILLAGES BANCORPORATION, INC.

Acquisition of Villages Bancorporation, Holding Company of Citizens First Bank

Seacoast BANKING CORPORATION OF FLORIDA

+

CITIZENS FIRST BANK

Banking Subsidiary of Villages Bancorporation, Inc.

- Transformative acquisition of Villages Bancorporation, Inc. ("VBI"), holding company of Citizens First Bank, established in 1991 by the developers of The Villages, a unique, affluent and growing 55+ residential community development in central Florida
- Adds $4.1 billion assets, $1.3 billion loans and $3.5 billion low-cost deposits and provides Seacoast with a long-term, scalable banking platform in The Villages that will benefit from the growth of the population and the development itself
- Scarcity value of acquiring the leading bank located within The Villages community with 53% market share
- Consistently strong earnings stream, averaging over 1.00% ROA over the past 5 years with a conservative and highly liquid balance sheet: 38% loan / deposit ratio and 1.40% cost of deposits provide runway for additional high margin growth
- VBI's profitable but low-risk balance sheet and a transaction structure that utilizes Seacoast's excess capital drive notable improvement in Seacoast's performance metrics and ~24% earnings accretion, with limited execution risk

Note: Deposit data as of June 30, 2024
Sources: S&P Capital IQ Pro, FDIC

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 4

Seacoast Continues to Build its Story as the #1 Pure Play Florida Public Bank[1]

Attractive Pro Forma Metrics Further Demonstrate Seacoast's Commitment to Maximizing Shareholder Value

$21B Total Assets	**$12B** Gross Loans	**$17B** Total Deposits	**191%** Regulatory CRE Concentration Ratio[4]
~24% 2026E EPS Accretion[2]	**2.8yrs** TBV Per Share Earnback Period	**>25%** Internal Rate of Return	**71%** Loan / Deposit Ratio[4]

Top Publicly-Traded Florida Banks by Florida Deposits[3]



Pure Play Florida Banks
$1B
$1B
$2B
$3B
$3B
$7B
$13B
$14B
$17B[4]
$22B
3rd
2nd
BAYFIRST
USCB
AMERANT
Seacoast
SouthState
Pro Forma Seacoast
BankUnited



The Villages
Orlando

1. Deposit data as of June 30, 2024. Excludes Raymond James Financial, Inc.
2. For illustrative purposes, assumes transaction closes December 31, 2025, cost savings are 100% phased-in and excludes one-time transaction related costs
3. Deposit data as of June 30, 2024. Reflects deposits domiciled in Florida. Excludes Raymond James Financial, Inc.
4. As of March 31, 2025, excluding transaction-related adjustments

Sources: S&P Capital IQ Pro. FDIC

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 5

A Strategically Compelling Acquisition with Granular Core Deposits

Strategic Rationale	• Creates a ~$21 billion asset franchise in some of the fastest growing markets in the United States, ranking as the 2nd largest publicly-traded bank in Florida by deposit market share and the largest pure play Florida public bank[1] • Provides an ample source of long-term, low cost liquidity and a new and growing customer base primarily composed of affluent retirees with predictable income streams and a need for multiple banking products • Strong mortgage platform with robust mortgage lending opportunities throughout The Villages and the surrounding areas • Right of first refusal and exclusivity provisions protect Seacoast's position and ability to grow along with the population and development itself
Financially Attractive	• Double-digit EPS accretion of ~24%[2] with a tangible book value earnback period of approximately 2.8 years • Provides scale and efficiencies to improve profitability positioning relative to peers • Drives high returns for shareholders through a conservatively modeled and low-execution risk transaction with long-term franchise value benefit • Significant revenue synergies from delivering Seacoast's products and capabilities to VBI's customers (not modeled)
Well-Positioned for Future Success	• Limited loan portfolio with opportunity to expand while maintaining a track record of conservative credit with 0.00% NCOs / Avg. Loans[3] • Fills a gap in Seacoast's Florida footprint in one of the last untapped (and historically inaccessible) growth markets in the state • The Villages' master-planned community model has proven scalable, with seamless integration of new neighborhoods and amenities that will continue to provide consumer and commercial banking opportunities • Seacoast's long history of acquisition and integration experience mitigates integration risk

1. Deposit data as of June 30, 2024. Reflects Florida domiciled deposits. Excludes Raymond James Financial, Inc.
2. 2026 fully-phased in EPS accretion. For illustrative purposes, assumes transaction closes December 31, 2025, cost savings are 100% phased-in and excludes one-time transaction related costs
3. Financial data as of March 31, 2025

Source: S&P Capital IQ Pro

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 6

Increases Deposit Concentration in the Highest Growth Florida Markets 1. Represents weighted average of respective MSAs Note: Deposit market share data as of June 30, 2024. Seacoast operating MSAs not shown due to de minimis size: Homosassa Spri ngs , Florida MSA and Naples - Marco Island, Florida MSA Sources: S&P Capital IQ Pro. FDIC 2025 – 2030 Projected Population Growth (%)¹ Nationwide Pro Forma ͲͲ ϱ й ϭϬ й ϭϱ й ϮϬ й Ϯϱ й ϯϬ й ϮϬϮϬ Ͳ ϮϬϮϱ WŽƉƵůĂƟŽŶ 'ƌŽǁƚŚ ;йͿ ^ŚĂƌĞ ŽĨ ^ĞĂĐŽĂƐƚ WƌŽ &ŽƌŵĂ ĞƉŽƐŝƚƐ ďǇ D^ ;йͿ The Villages Port St. Lucie Sarasota Ocala Daytona Beach Jacksonville Clewiston Melbourne Orlando Vero Beach Tampa Sebring Gainesville Miami MSA Lake City Okeechobee 28% Population Growth in The Villages MSA since 2020; 16% of Pro Forma Deposits will be in the Highest Growth MSA in the Nati on 16% of Pro Forma Deposits 19% 2% 3% 2% 1% 2% 14% 1% 3% 3% 4% 4% 1% 2% 23% Florida State Population Growth 7.7% 28% Population Growth 9% Growth 13% Growth ACQUISITION OF VILLAGES BANCORPORATION, INC. 7

Overview of The Villages: The World's Largest 55+ Community

Business & Economic Overview

The best-selling master-planned community in the US for a 3rd consecutive year with 3,208 home sales in 2024, a 6% increase from 2023

- Mixed-use, master planned, 55+ residential community that began in 1983
- ~150,000 residents in ~77,000 homes over 60,000 acres
- Predominantly affluent retirees with predictable and steady income and home to the highest FICO scores of any city in the United States[1]
- More than 6 million sq. ft. of commercial space spanning retail, office, and professional uses, with a 97% average commercial occupancy rate
- The Villages II development is in progress, with enough land to double The Villages in size over the next 15 to 20 years

Citizens First Bank as Community Bank to The Villages

- As an affiliate of the developer, **Citizens First Bank has had first mover rights allowing it to select branch locations in new developments** prior to competitors
- Citizens First Bank is **the only community bank within The Villages**, ranked #1 overall with **53% deposit market share in the Villages MSA**
- The bank's growth has historically been limited by Section 23A restrictions on transactions with affiliates, which will not apply to Seacoast, unlocking embedded loan growth opportunities

Community Highlights

#1 Ranked MSA in Florida by average annual wage growth: 4.9%

#5 Ranked MSA in Florida by per capita income: $64,100

Retail & Dining
- 3 Town Centers
- 17 Shopping Centers
- 140 Retail stores
- More than 100 restaurants



Healthcare
- 12 Professional Medical Plazas
- 7 Primary Care Centers
- UF Health Network



Transportation
- ~100,000 golf carts owned by residents, the primary mode of transportation



Hotels
- 5 hotel options within the community



Golfing Community
- 68 Total Golf Facilities
- 14 Championship Courses



Trails & Parks
- 21 Parks and 5 Nature Trails
- 112 Pools



1. The 5 U.S. cities with the best credit scores. *FOXBusiness*, May 15, 2020

Sources: thevillages.com. Winter 2025 Florida & Metro Forecast. *University of Central Florida*. *FOXBusiness*.

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 8

Overview of Villages Bancorporation, Holding Company of Citizens First Bank

Company Overview

- Villages Bancorporation, Inc. is the bank holding company of Citizens First Bank, established in 1991, and is headquartered in The Villages, Florida
- 19 branches with 13 located in The Villages and 6 locations located outside The Villages across Lake Sumter, Marion and Citrus counties
- 53% market share within The Villages MSA

Wildwood-The Villages, Florida MSA Deposit Market Share

	As of June 30, 2024			
Institution	Rank (#)	Deposits ($M)	Branch Count (#)	Market Share (%)
Villages Bancorporation, Inc.	**1**	**2,476**	**10**	**52.9%**
JPMorgan Chase & Co.	2	641	4	13.7%
Wells Fargo & Co.	3	494	4	10.6%
Truist Financial Corp.	4	446	5	9.5%
Bank of America Corp.	5	330	2	7.1%
Regions Financial Corp.	6	171	2	3.7%
SouthState Corp.	7	87	1	1.9%
UniSouth Inc.	8	34	2	0.7%
Total For Institutions In Market		**4,679**	**30**	

Villages Bancorporation, Inc. Financial Highlights[1]

$4.1B Total Assets	**$3.5B** Total Deposits
$1.3B Total Loans	**1.11%** ROAA
8.65% ROAE	**2.59%** Net Interest Margin
38.0% Loan / Deposit Ratio	**52.4%** Efficiency Ratio
5.62% Yield on Loans	**1.40%** Cost of Deposits

1. Reflects consolidated financial data as of or for the three months ended March 31, 2025

Note: Deposit data as of June 30, 2024

Sources: S&P Capital IQ Pro, FRED, FDIC

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 9

Historically Low Deposit Costs and Attractive Beta Throughout Cycles Note: Bank level financial data used where consolidated financial data unavailable Source: S&P Capital IQ Pro ~$33K Average Deposit Account Balance ~104K Number of Deposit Accounts 1.40% Q1’25 Cost of Total Deposits 20.5% 16.0% 71.5% 64.3% 3.5% 8.0% 4.6% 11.6% 3/31/2022 3/31/2025 Noninterest Bearing Non-Time Interest Bearing CDs < $100K CDs > $100K Stable Deposit Mix with Limited Migration During Rate Cycle Further Improving Seacoast’s Strong Deposit Franchise Non - Time Deposits: 92.0% Non - Time Deposits: 80.4% ~32% Deposit Beta ~8.5 Years Age of Average Non - time Deposit Account $0 Brokered Deposits VBI’s Deposit Portfolio Highlights Last Rate Cycle Current Rate Cycle Total Deposit Betas (1Q15-4Q19) (1Q22-1Q25) (1Q15-1Q25) VBI: 31% 32% 31% Seacoast: 33% 47% 42% 4.33% 0.33% 0.06% 1.40% 1.55% 0.11% 0.06% 1.93% 0.62% 0.53% 0.12% 0.06% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 VBI Cost of Total Deposits Seacoast Cost of Total Deposits Fed Funds Rate ACQUISITION OF VILLAGES BANCORPORATION, INC. 10

Identified Areas of Strategic Upside 1. The 5 U.S. cities with the best credit scores. FOXBusiness , May 15, 2020 • Consistently growing mortgage lending opportunities throughout The Villages with development of The Villages II offering further possibilities • Steady - income borrowers with the highest FICO scores of any city in the United States¹ Mortgage Platform • Integration of Seacoast’s wealth and insurance platforms to provide meaningful synergies for the combined company • Significant opportunity to provide wealth and insurance products to VBI’s core banking clients Wealth and Insurance Platform • 23A restrictions will not apply to the pro forma company, unlocking commercial lending opportunities in the existing Villages and The Villages II • Pro forma balance sheet reduces CRE and C&D concentration relative to capital which is atypical for most bank acquisitions Commercial Loan Growth • Stable, low cost funding could be used to fund loans rather than securities at a wider net interest margin • Opportunity to deploy low cost liquidity into a structurally higher interest rate environment Margin Expansion Banking Subsidiary of Villages Bancorporation, Inc. ACQUISITION OF VILLAGES BANCORPORATION, INC. 11 Various revenue synergies have been identified during the due diligence process (not included in the pro forma modeling)

Transaction Summary 1. Reflects Seacoast management estimate of VBI’s 2026 estimated earnings, fully phased - in cost savings of 27%, and incremental ear nings benefit of the anticipated balance sheet restructuring Note: Market data as of May 28, 2025 • Villages Bancorporation, Inc. and Citizens First Bank to merge with and into Seacoast Banking Corporation of Florida and Seac oas t National Bank • 25% cash / 75% stock consideration • Each share exchanged for cash to receive $1,000 • Each share exchanged for stock to receive 38.5000 shares of Seacoast common stock • Non - voting convertible preferred stock will be issued to certain VBI shareholders to maintain aggregate voting ownership below 1 0% • Approximately 81% Seacoast / 19% VBI ownership, inclusive of non - voting preferred on a fully converted basis • No changes to the Board of Directors or executive leadership team at Seacoast Structure and Consideration • Subject to VBI shareholder approval and customary regulatory approvals • Anticipated closing in the fourth quarter of 2025 Approvals and Timing • Implied aggregate transaction value: $710.8 million • Price / Tangible Book Value per Share: 161% • Price / LTM Earnings: 15.8x • Price / 2026E Earnings + Cost Saves + Restructuring: 6.7x¹ Implied Transaction Value and Multiples ACQUISITION OF VILLAGES BANCORPORATION, INC. 12

Illustrative Pro Forma Financial Impact 1. Eliminates double count related to CECL adoption 2. For illustrative purposes, assumes transaction closes December 31, 2025, cost savings are 100% phased - in and excludes one - time t ransaction related costs. Includes fully - converted equivalent non - voting preferred stock as common Source: S&P Capital IQ Pro Earnings and TBV Impact Estimated Estimated Impact Estimated Impact Financial Excluding Excluding Impact Rate Marks/CDI Rate Marks/CDI/CECL (1) 24.3% 26.8% 24.2% 2026 EPS 2026 EPS 2026 EPS Accretion (2) Accretion (2) Accretion (2) 9.9% 7.2% 5.9% TBV per Share TBV per Share TBV per Share Dilution Dilution Dilution 2.80 Years 2.50 Years 2.40 Years TBV per Share TBV per Share TBV per Share Earnback Earnback Earnback Strong Capital and Liquidity Position 10.8% 14.7% 73.0% CET1 Capital Total Capital Loan-to-Deposit Ratio Ratio Ratio Enhanced Profitability 1.31% 16.9% 52.5% ROAA (2) ROATCE (2) Efficiency (2) 2026E 2026E 2026E ACQUISITION OF VILLAGES BANCORPORATION, INC. 13

Attractive Pro Forma Results

Enhanced pro forma returns

2026E Return on Average Assets vs. Public Southeast Banks $15B to $30 Billion in Total Assets



1.06%
1.31%[1]
Pro Forma

Stronger capital generation through higher earnings power

2026E Return on Average Tangible Common Equity vs. Public Southeast Banks $15B to $30 Billion in Total Assets



12.4%
16.9%[1]
Pro Forma

Improved operational efficiency

2026E Efficiency Ratio vs. Public Southeast Banks $15B to $30 Billion in Total Assets



58.5%
52.5%[1]
Pro Forma

1. For illustrative purposes, reflects 2026 estimated performance assuming transaction closes December 31, 2025, cost savings are 100% phased-in and excludes one-time transaction related costs

Note: Includes public banks headquartered in the Southeast, as defined by S&P Capital IQ Pro, with total assets between $15 billion to $30 billion as of March 31, 2025. Includes fully-converted equivalent non-voting preferred stock as common. Excludes merger targets. 2026 estimates based on consensus estimates as compiled and reported from S&P Capital IQ Pro.

Source: S&P Capital IQ Pro

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 14

Florida's Bank: Continuing to Build Through Successful M&A and Organic Growth



Organic Assets ($B)
M&A Acquired Assets ($B)[1]
THE BANKshares, Inc.
Floridian
GRAND BANK & TRUST of Florida
BMO Harris Bank
14 Orlando Branches
PBCB
Palm Beach Community Bank
GULFSHOREBANK
NORTHSTAR BANK
First GREEN Bank
FIRST BANK
FOURTH STREET
LEGACY BANK OF FLORIDA
APOLLO BANK
FLORIDA BUSINESS BANK
Sabal Palm BANK
DRUMMOND COMMUNITY BANK
Professional Holding Corp
CITIZENS FIRST BANK
Heartland National Bank
CAGR Since 2014: 20.3%
CAGR Since 2019: 22.4%
$3.1
22%
78%
$3.5
6%
94%
$4.7
18%
82%
$5.8
15%
85%
$6.7
12%
88%
$7.1
100%
$8.3
7%
93%
$9.7
6%
94%
$12.1
22%
78%
$14.6
18%
82%
$15.2
100%
$20.6
24%
76%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Pro Forma[3]

	2014	2019	Pro Forma[3]
Deposit Market Share	#32	#20	#14
Florida Market Share[2]	#10	#4	#2

1. Acquired assets reflects target's publicly available financials from quarter prior to closing
2. Deposit market share for Florida-based banks as of June 30 every year. Excludes EverBank Financial Corp. and Raymond James Financial Inc.
3. Pro forma for total assets in 2025Q1 for Seacoast, VBI and Heartland

Sources: S&P Capital IQ Pro. FDIC

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 15

Modeling Assumptions and Due Diligence Process ACQUISITION OF VILLAGES BANCORPORATION, INC.

Key Pro Forma Financial Assumptions

One-Time Merger Costs & Cost Savings	• Pre-tax, merger costs of $52 million • Cost savings equal to 27% of VBI's non-interest expense base anticipated, 65% realized in 2026 • No branch closings are planned with this acquisition
Securities Repositioning	• Sale of approximately $2.5 billion of VBI's AFS securities to be reinvested into higher yielding assets • Current portfolio is significantly below market • Anticipated reinvestment rate of 5.20%
Loan Mark and CECL Assumptions	$84.8 million (~6.4% of total loans) gross loan mark on VBI's loan portfolio, consisting of the following components: • $46.6 million negative interest rate mark (~3.5% of total loans) accreted into earnings over time • $33.1 million non-PCD loans credit mark (~2.5% of total loans) accreted into earnings over time • $5.1 million PCD loans credit mark recorded as allowance for credit losses Additional estimated $31.0 million for Day 2 CECL Provision for non-PCD loans
Other Purchase Accounting Adjustments	• Core deposit intangible assumed to equal 3.2% of VBI's core deposits, amortized SYD over 10 years • Fixed asset write-up of $6.8 million • Mortgage servicing rights write-up of $8.2 million

Note: As of May 28, 2025

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 17

• High quality, granular retail portfolio: $272,000 residential average loan size and $31,000 HELOC average outstanding • 100% coverage of all loans > $3 million; average loan size not reviewed is $131,000 consisting primarily of residential loans • Reviewed 100% of all criticized and classified loans Seacoast’s Comprehensive Due Diligence Process 1. The 5 U.S. cities with the best credit scores. FOXBusiness , May 15, 2020 • Management - led review of all functional areas with full engagement of external consultants, advisors and counsels throughout the process • Disciplined and experienced M&A track record with 16 completed transactions since 2014 • Conservative credit philosophy with highest FICO scores of any city in the United States¹ • Extensive in - person management meetings and site visits held at The Villages to conduct detailed diligence on operations and credit Diligence Focus Areas Due Diligence Overview Scope of Loan Review Revenue Producing Credit & Underwriting Wealth Management Consumer Lending Investment Portfolio & ALCO Commercial & Retail Banking Mortgage Banking Back Office Finance & Accounting Tax & Audit Legal, Regulatory & Compliance Human Resources Risk Management Data & Cybersecurity ACQUISITION OF VILLAGES BANCORPORATION, INC. 18

ACQUISITION OF VILLAGES BANCORPORATION, INC. Appendix

Pro Forma Loan and Deposit Composition

Loan Composition

Seacoast


Other
2.3%
Consumer
1.8%
C&I
14.9%
1-4 Family
27.0%
C&D
5.9%
$10.5B
L/D: 83%
Multifamily
2.8%
CRE
45.3%

1Q'25 Yield: 5.90%
Bank CRE Ratio: 236%

Heartland National Bank


Other
15.6%
1-4 Family
37.1%
Consumer
2.5%
C&I
7.3%
$159M
L/D: 24%
C&D
5.5%
CRE
30.6%
Multifamily
1.5%

1Q'25 Yield: 6.53%
Bank CRE Ratio: 48%

Citizens First Bank


Other
9.0%
Consumer
0.5%
1-4 Family
27.1%
C&I
25.4%
$1.3B
L/D: 38%
Multifamily
5.0%
CRE
24.1%
C&D
8.9%

1Q'25 Yield: 5.62%
Bank CRE Ratio: 73%

Pro Forma[1]


Consumer
1.7%
Other
3.2%
1-4 Family
27.2%
C&I
15.9%
C&D
6.2%
$11.9B
L/D: 71%
Multifamily
3.0%
CRE
42.7%

1Q'25 Yield: 5.88%
Bank CRE Ratio: 191%

Deposit Composition


Jumbo Time
8.2%
Retail Time
4.9%
Transaction
49.5%
Savings
4.3%
$12.6B
MMDA
33.0%

1Q'25 Cost: 1.93%


Jumbo Time
7.7%
Retail Time
4.7%
Transaction
45.6%
Savings
9.0%
$667M
MMDA
33.0%

1Q'25 Cost: 1.62%


Jumbo Time
11.6%
Retail Time
8.0%
Transaction
47.4%
Savings
10.1%
$3.5B
MMDA
22.8%

1Q'25 Cost: 1.40%


Jumbo Time
8.9%
Retail Time
5.6%
Transaction
48.9%
Savings
5.7%
$16.7B
MMDA
30.9%

1Q'25 Cost: 1.81%

1. Does not include fair value / purchase accounting adjustments

Note: Financial data as of March 31, 2025. Seacoast loan and deposit totals, yields, and costs reflect GAAP data. Seacoast loan and deposit compositions and CRE ratio reflect bank level financial data. VBI and Heartland financial data reflects bank level financial data

Source: S&P Capital IQ Pro

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 20

Illustrative Pro Forma Earnings Per Share Reconciliation

Illustrative 2026E EPS Accretion[1]

Dollars in Millions; excluding per share data	Estimated 2026E	Run-Rate[2] 2026E
SBCF Earnings (Mean Consensus Estimates, GAAP)	$178.7	$178.7
VBI Earnings (Management Forecast, GAAP)	61.8	61.8
Combined Earnings	**$240.6**	**$240.6**
After Tax Transaction Adjustments		
Estimated Cost Savings	$9.1	$14.0[2]
Accretion of Interest Rate Marks	6.5	6.5
Accretion of Non-PCD Credit Mark	5.7	5.7
Incremental Income on Securities Restructuring	29.9	29.9
Amortization of Core Intangibles	(12.5)	(12.5)
Other Adjustments[3]	(8.8)	(8.8)
Pro Forma Earnings	**$270.4**	**$275.3**
Standalone Avg. Diluted Shares Outstanding (Millions)	88.6	88.6
Standalone EPS	**$2.02**	**$2.02**
Pro Forma Avg. Diluted Shares Outstanding (Millions)	109.8	109.8
Pro Forma EPS	**$2.46**	**$2.51**
EPS Accretion ($)	**$0.45**	**$0.49**
EPS Accretion (%)	**22.1%**	**24.3%**

1. For illustrative purposes, assumes transaction closes on 12/31/25 and excludes one time transaction-related expenses
2. "Run-rate" 2026E illustrative impact assumes cost savings are fully phased-in (vs. 65% anticipated cost savings realized in 2026)
3. "Other Adjustments" includes reduction in VBI noninterest income related to Durbin, incremental noninterest expense, and opportunity cost of cash

SeacoastBank ACQUISITION OF VILLAGES BANCORPORATION, INC. 21

Illustrative Reconciliation of Tangible Book Value Dilution TBV Shares TBV Dollars in Millions; excluding per share data ($M) (M) per Share SBCF Consensus Tangible Book Value at Closing (12/31/2025) $1,502.8 87.9 $17.10 Equity Consideration to VBI 527.5 21.2 Core Deposit Intangible (89.3) Goodwill Created (213.1) Restructuring Cost Attributable to SBCF (23.4) Establishment of Day 2 Non-PCD Reserve (23.9) Pro Forma Tangible Book Value $1,680.6 109.0 $15.41 SBCF Tangible Book Value per Share Accretion / (Dilution) ($) ($1.69) SBCF Tangible Book Value per Share Accretion / (Dilution) (%) (9.9%) TBVPS Earnback Period 2.8 Years $ Millions Aggregate Transaction Value $710.8 VBI Estimated Tangible Common Equity at Closing (12/31/2025) 479.4 Restructuring Cost Attributable to VBI (8.3) Adjusted VBI Tangible Common Equity $471.1 Incremental AFS Securities Mark (10.8) Net Credit Mark (12.9) Rate Marks (46.6) Core Deposit Intangible 89.3 Fixed Assets, MSRs, and Other Liabilities 15.6 Net Adjustments 34.5 Deferred Tax Assets / (Liability) Created (7.9) Goodwill Created $213.1 ACQUISITION OF VILLAGES BANCORPORATION, INC. 22 Tangible Book Value Dilution Detail Calculation of Intangibles Created